SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  May 25, 2004


                          KRISPY KREME DOUGHNUTS, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


       North Carolina                   001-16485               56-2169715
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission           (I.R.S. Employer
of incorporation)                     File Number)          Identification No.)


           370 Knollwood Street
           Winston-Salem, North Carolina                      27103
-----------------------------------------------           -------------
(Address of principal executive offices)                    (Zip Code)




Registrant's telephone number, including area code (336) 725-2981


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Item 12.  Results of Operations and Financial Condition.

     On May 25, 2004, Krispy Kreme Doughnuts, Inc. issued a press release announcing its financial results for the fiscal quarter ended May 2, 2004.

     A copy of the press release is attached as Exhibit 99.1 to this Current Report.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    KRISPY KREME DOUGHNUTS, INC.



Dated:  May 25, 2004                By:  /s/ Michael C. Phalen
                                         ---------------------------------
                                         Name:   Michael C. Phalen
                                         Title:  Chief Financial Officer




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                                  EXHIBIT INDEX


Exhibit No.                 Description
-----------                 -----------

99.1                        Press Release dated May 25, 2004